SILVER BAY REALTY TRUST CORP. F i r s t Q u a r t e r 2 0 1 4 I n v e s t o r P r e s e n t a t i o n

2 S A F E H A R B O R S T A T E M E N T F O R W A R D - L O O K I N G S T A T E M E N T S This presentation includes “forward-looking statements” within the meaning of the safe harbor provisions of the United States Private Securities Litigation Reform Act of 1995. Actual results may differ from expectations, estimates and projections and, consequently, readers should not rely on these forward-looking statements as predictions of future events. Words such as “expect,” “target,” “assume,” “estimate,” “project,” “budget,” “forecast,” “anticipate,” “intend,” “plan,” “may,” “will,” “could,” “should,” “believe,” “predicts,” “potential,” “continue,” and similar expressions are intended to identify such forward-looking statements. These forward-looking statements involve significant risks and uncertainties that could cause actual results to differ materially from expected results. Factors that could cause actual results to differ include: Silver Bay’s ability to execute share repurchases upon terms acceptable to the company; adverse economic or real estate developments in Silver Bay’s markets; defaults on, early terminations of or non-renewal of leases by residents; difficulties in identifying properties to acquire and completing acquisitions; increased time and/or expense to gain possession and renovate properties; increased vacancy, resident turnover , or turnover costs; Silver Bay’s ability to control or reduce operating expenses, including repairs and maintenance expense and other costs such as real estate taxes, homeowners’ association fees, insurance and other costs outside the Company’s control; Silver Bay’s failure to successfully operate its properties; Silver Bay’s ability to obtain financing arrangements; Silver Bay’s failure to meet the conditions to draw under the credit facility; general volatility of the markets in which it participates; interest rates and the market value of Silver Bay’s assets; the impact of changes in governmental regulations, tax law and rates, and similar matters. Readers are cautioned not to place undue reliance upon any forward-looking statements, which speak only as of the date made. Silver Bay does not undertake or accept any obligation to release publicly any updates or revisions to any forward-looking statement to reflect any change in its expectations or any change in events, conditions or circumstances on which any such statement is based. Additional information concerning these and other risk factors is contained in Silver Bay’s most recent filings with the Securities and Exchange Commission. All subsequent written and oral forward looking statements concerning Silver Bay or matters attributable to Silver Bay or any person acting on its behalf are expressly qualified in their entirety by the cautionary statements above.

SILVER BAY REALTY TRUST CORP.



Ticker	NYSE: SBY
Board	Board with broad public company and real estate experience
Management	Seasoned team with extensive public company and investing knowledge as well as single-family residential and real estate experience
Portfolio	More than $795 million invested in over 5,800[(1)] homes in 8 states
Objective	Focused on the acquisition, renovation, leasing and management of single-family properties for rental income and long-term capital appreciation
Capital	Credit facility with $350 million borrowing capacity provides for continued acquisitions

- First publicly traded single-family residential REIT formed in 2012
- Mission of bringing institutional excellence to the single-family rental market
- Capitalize on generational opportunity created by dislocations in U.S. housing market
  - Acquire single-family properties at significant discount to replacement cost
  - Focus on markets with strong demographic and macroeconomic indicators
  - Satisfy growing demand for high quality home rentals
- Diversified portfolio of more than 5,800[(1)] single-family properties in Arizona, California, Florida, Georgia, Nevada, North Carolina, Ohio and Texas

(1) As of April 30, 2014, Silver Bay owned a portfolio of approximately 5,800 single-family properties.

SILVERBAY Realty Trust Corp.
3

FORMATION AND HISTORY

- SEPTEMBER 2009: PROVIDENT ENTITIES BEGAN ACQUIRING SFRS
- FEBRUARY 2012: TWO HARBORS BEGAN ACQUIRING SFRS
- DECEMBER 19, 2012: COMPLETED FORMATION TRANSACTIONS AND IPO
- FEBRUARY 15, 2013: PORTFOLIO EXCEEDED 4,000 HOMES
- MARCH 28, 2013: ADDED TO THE RUSSELL 2000 INDEX
- MARCH 29, 2013: ADDED TO THE MSCI REIT INDEX
- APRIL 30, 2013: PORTFOLIO EXCEEDED 5,000 HOMES
- MAY 10, 2013: SECURED A $200 MILLION REVOLVING CREDIT FACILITY
- DECEMBER 4, 2013: LAWRENCE B. SHAPIRO APPOINTED AS COO
- JANUARY 16, 2014: INCREASED CREDIT FACILITY BY $150 MILLION
- MARCH 13, 2014: INCREASED DIVIDEND TO $0.03 PER COMMON SHARE
- APRIL 30, 2014: PORTFOLIO EXCEEDED 5,800 HOMES

- Provident Entities(1) commenced acquisition of single-family properties in 2009
- Completed IPO of 15.2 million common shares for net proceeds of $263 million, inclusive of over-allotment
- Simultaneously, combined portfolios of single-family homes owned by Two Harbors(2) and Provident Entities(1)
- Externally managed by PRCM Real Estate Advisors LLC, a joint venture between Provident Real Estate Advisors LLC and an affiliate of Pine River Capital Management L.P.
- Launched with diverse portfolio of more than 3,300 homes


SBY LISTED NYSE
SILVERBAY
Realty Trust Corp.
SBY LISTED NYSE
NYSE EURONEXT
SILVERBAY
DECEMBER
14
FRIDAY
SBY
LISTED
NYSE

(1) Silver Bay acquired five limited liability companies managed by Provident Real Estate Advisors LLC that the Company refer to as the Provident Entities.
(2) Silver Bay acquired Silver Bay Property Investment LLC (formerly Two Harbors Property Investment LLC), a wholly owned subsidiary of Two Harbors Investment Corp.

SILVERBAY Realty Trust Corp.
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NATIONAL INFRASTRUCTURE AND PORTFOLIO

As of March 31, 2014

- Corporate team oversees business processes essential to cash flow generation, including collections, expense funding requests and renewal/ turnover
- Acquisitions and initial renovations primarily conducted by Silver Bay employees across all markets
- Sub-contract certain property management processes to local partners in third-party markets
- Internal property management in approximately 50% of portfolio, which may increase over time



FOR LEASE
SILVERBAY
Realty Trust Corp.
480.477.8750
www.silverbaymgmt.com
AS OF MARCH 31, 2014
92%
AGGREGATE OCCUPANCY

PROPERTIES BY MARKET



MINNETONKA CORPORATE HEADQUARTERS
NORTHERN CA 6%
LAS VEGAS 5%
SOUTHERN CA 3%
PHOENIX 25%
TUCSON 4%
DALLAS 4%
HOUSTON 2%
COLUMBUS 5%
CHARLOTTE 2%
ATLANTA 18%
JACKSONVILLE 3%
TAMPA 16%
ORLANDO 4%
SOUTHEAST FLORIDA 3%
INTERNALLY MANAGED

AGGREGATE PORTFOLIO	
Total Number of Properties(1)	5,748
Properties Leased	5,300
Occupancy Rate	92%
STABILIZED PROPERTIES	
Number of Stabilized Properties(2)	5,590
Properties Leased	5,300
Occupancy Rate	95%

(1) Total properties exclude properties held for sale by the Company's taxable REIT subsidiary and any properties acquired in previous periods in sales that have been subsequently rescinded or vacated.
(2) The Company considers a property stabilized at the earlier of (a) its first authorized occupancy or (b) 90 days after the renovations for such property are complete. Properties acquired with in-place leases are considered stabilized even though such properties may require future renovation to meet the Company's standards and may have existing residents who would not otherwise meet the Company's resident screening requirements.

SILVERBAY Realty Trust Corp.
5

BUSINESS STRATEGY AND COMPETITIVE STRENGTHS

PROPERTIES BY STATE



AZ 29%
FL 26%
GA 18%
CA 9%
TX 6%
Other(1) 12%

95%
STABILIZED OCCUPANCY
AS OF MARCH 31, 2014

BUSINESS STRATEGY

- Mission of bringing institutional excellence to the single-family rental market
- Commitment to providing institutional-quality rental homes and service to residents
- Capitalize on generational opportunity created by dislocations in U.S. housing market
- Acquire single-family properties at significant discount to replacement cost
- Focus on markets with favorable macroeconomic and demographic factors

COMPETITIVE STRENGTHS

- Portfolio comprised of most attractive markets given positive demographic trends, potential HPA growth and ability to acquire at discount to replacement cost
- Disciplined acquisitions translate to low relative cost basis and attractive NAV growth potential, resulting in portfolio of homes with compelling total returns encompassing home price appreciation and rental yields
- Balance sheet flexibility allows for increased debt and low cost of capital while maintaining a prudent leverage ratio
- Technology platform allows for more efficient management and better resident experience

(1) 'Other' category consists of properties within the following states: Nevada, Ohio and North Carolina.

SILVERBAY Realty Trust Corp.
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2013 SILVER BAY ACCOMPLISHMENTS



- ✓ Acquired more than 2,200 homes and increased number of properties in the portfolio by 66%
- ✓ Renovated and leased more than 3,200 homes in 2013 to achieve 88% occupancy on the aggregate portfolio
- ✓ Established $350 million credit facility(1)
- ✓ Reported Q4 -2013 FFO(2) of $0.04 per share and stabilized great majority of portfolio in the fourth quarter; positioned well to expand NOI(1) margins and grow cash flow in 2014
- ✓ Delivered 2013 total return on NAV of 13%(3), primarily driven by ~$100 million increase in the value of the Company's properties

	Q1 - 2013	Q1 - 2014
NUMBER OF PROPERTIES	4,594	5,748
AGGREGATE COST BASIS	$579 million	$796 million
AGGREGATE OCCUPANCY	53%	92%
REVENUE	$7.7 million	$18.1 million



✓ Aggregate occupancy increased

39

percentage points year-over-year

(1) Silver Bay's completed $150 million increase to its credit facility in January 2014.
(2) NOI, Estimated NAV and FFO are non-GAAP financial measures. Non-GAAP reconciliations of these measures are included in the appendix.
(3) Silver Bay defines total return on net asset value, or NAV, as change in Estimated NAV per share plus dividend distributions.

SILVERBAY Realty Trust Corp.

7

FIRST QUARTER 2014 HIGHLIGHTS

- Operational progress highlighted by growth in revenue and cash flow in addition to improved profitability
- Total revenue increased 9% quarter-over-quarter to $18.1 million
- Net operating income, or NOI(1), increased 11% quarter-over-quarter to $9.2 million
  - NOI(1) margin increased to 51% as a result of revenue growth and expense management
- Funds From Operations(1) increased 42% quarter-over-quarter to $2.1 million
- First dividend increase to $0.03 per share
- Estimated net asset value(1), or NAV, per share increased quarter-over-quarter to $20.35 per share
- Aggregate portfolio occupancy increased quarter-over-quarter to 92% from 88%
- Reported stabilized portfolio occupancy of 95%


AS OF MARCH 31, 2014
ESTIMATED NAV(1)
$20.35
PER SHARE
FOR LEASE
SILVERBAY

(1) NOI, Estimated NAV and FFO are non-GAAP financial measures. Non-GAAP reconciliations of these measures are included in the appendix.

SILVERBAY Realty Trust Corp.
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9 I N V E S T M E N T O P P O R T U N I T Y

HOUSING MARKET OVERVIEW

- U.S. housing stock as of the first quarter of 2012 was estimated to be more than 130 million housing units[1]
- Approximately 40.6 million rental units, of which 11.1 million are single-family rental units[2]
- Though fragmented, existing single-family rental market is estimated to be approximately half of the size of the multi-family rental sector
- Institutional ownership of single-family rentals is still estimated to be only 2-3% and pricing remains attractive



132.8mm
Housing Units
40.6mm
Rented
13.6mm
Individually Owned Rentals
25.1mm
Multi-family Units
1.9mm
Mobile Homes
2.5mm
Condo
11.1mm
Single-family Rentals(2)

FINANCIAL MARKETS[3]
(AMOUNTS IN TRILLIONS)



Institutional ownership is only 2-3% of a ~$2.2 trillion industry.
$3.7
$9.1
$10.9
$17.7
$2.2(4)
$15.5
$18.7
MUNI
U.S. CORPORATE DEBT
U.S. TREASURIES
U.S. RESIDENTIAL REAL ESTATE
U.S. EQUITIES

SILVERBAY Realty Trust Corp.

(1) Source: Federal Reserve Board's Flow of Funds Accounts.
(2) John Burns Real Estate Consulting ("JBREC") calculations, white papers, and estimates of 2012 data using 2010 & 2011 Census Bureau figures.
(3) Sources: Securities Industry and Financial Markets Association (SIFMA), World Federation of Exchanges and estimates of Silver Bay and its external manager, PRCM Real Estate Advisers LLC. Data presented as of the fourth quarter of 2012.
(4) U.S. single-family rentals was estimated as of the fourth quarter of 2012 to be $2.2 trillion.

10

11 -8% -6% -4% -2% 0% 2% 4% 6% 8% -25% -20% -15% -10% -5% 0% 5% 10% 15% HOME PRICES LISTING RENTS LAGGED 12 MONTHS - RIGHT AXIS -10% 10% 30% 50% 70% 90% 110% 130% 150% NATIONAL Atlanta Phoenix Tampa INVESTMENT OPPORTUNITY REMAINS COMPELL ING  Despite the recent recovery, prices in Silver Bay’s core markets remain well below peak levels  Pricing in many Silver Bay markets at or below levels seen more than a decade ago despite household growth and limited new supply over the last six years  Attractive environment to continue acquiring in select markets at levels below replacement cost  Multiple factors contributing to strong rental demand for single-family properties  High correlation between rental rates and HPA over time suggests future rent growth as home prices put upward pressure on rents T O T A L R E T U R N C O M B I N E S C A P I T A L A P P R E C I A T I O N A N D R E N T A L Y I E L D S NATIONAL PEAK TO TROUGH(2) -33% PAST TWELVE MONTHS 11% (1) Source: CoreLogic. (2) Peak refers to highest historical home prices in a particular market. Trough refers to lowest home prices in a particular market since the peak. U.S. HOUSING PRICES(1) YEAR- OVER- YEAR CHANGE YEAR-OVER- YEAR CHANGE, 12 MONTH LAG CORRELATION BETWEEN HOME PRICES AND RENTS(1)

12 A D V A N T A G E S O F S I N G L E - F A M I L Y M O D E L  Typical single-family residents are families who choose homes based on neighborhood safety, proximity to employment centers and quality of local schools − Lower turnover proving to be a characteristic of single- family rentals as families put down roots and are less inclined to move  Potential for future rental increases − Residents less likely to leave schools and neighborhoods in which they have established a home − Higher relative moving costs compared to apartment living − Rising costs of home ownership − High income-to-rent ratios can support rental increases without significant income growth  Rigorous resident screening process ensures applicants meet standards − Silver Bay verifies resident identity, income, assets, credit, as well as rental, eviction and criminal history in order to match Silver Bay properties with the best residents possible − Silver Bay average resident income to rent ratio is significantly higher than required minimum of 3x Q1 – 2014 ANNUALIZED TURNOVER(2) 26.4% 48.7% 0.0% 10.0% 20.0% 30.0% 40.0% 50.0% SBY Multi-family REITs Q1 – 2014 STABILIZED OCCUPANCY(1) 95% 95% 50% 60% 70% 80% 90% 100% SBY Multi-family REITs (1) Multi-family REITS represented that publish stabilized or same-store occupancy and were used in the calculation of this average include AEC, AIV, AVB, CPT, EQR, ESS, HME, MAA, PPS, UDR, ACC and CCG. Source: Company filings. (2) Multi-family REITS represented that publish annualized turnover and were used in the calculation of this average include AVB, EQR, MAA and PPS. Source: Company filings.

FOCUS ON MOST ATTRACTIVE MARKETS

BENEFITING FROM INITIAL STAGES OF HOUSING RECOVERY


~72% OF AGGREGATE COST BASIS OF TOTAL PORTFOLIO
INVESTED CAPITAL AS OF MARCH 31, 2014 ($ in millions)
$199
$126
$132
$72
$41
(31%)
(53%)
(14%)
(34%)
(37%)
(48%)
(40%)
(60%)
(41%)
(60%)
Phoenix
Atlanta
Tampa
Northern CA(1)
Las Vegas
PEAK TO CURRENT
PEAK TO TROUGH (2)

ANALYTICAL APPROACH TO MARKET SELECTION

- Potential home price appreciation
- Attractive underwritten gross and net rental yields
- Sufficient housing units to achieve scale
- Favorable supply and demand dynamics
  - Positive demographic trends, including population and employment growth
  - Forecasted shortage in new housing builds

Source: CoreLogic as of March 2014.

(1) MSA used for Northern California is Fairfield-Vallejo, which most closely approximates the geographic area in which we purchase homes in Northern California. This MSA is comprised of Solano County and the most populous cities in the MSA are Vallejo, Fairfield, Vacaville, Suisun and Benicia.

(2) Peak refers to highest historical home prices in a particular market. Trough refers to lowest home prices in a particular market since the peak.

SILVERBAY Realty Trust Corp.
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14 $138 $158 $178 $198 $218 $238 SIGNIF ICANT LONG-TERM APPRECIAT ION POTENTIAL DISCIPLINED ACQUISITIONS ARE CRITICAL TO DELIVERING ATTRACTIVE RETURNS(1) (1) The information presented in this chart represents illustrative appreciation for residential real properties and assumes that property prices in each scenario revert to replacement cost. The estimated increases in property values and the related returns are provided for illustrative purposes only and do not represent Silver Bay’s actual or predicted future performance. You should not rely on this information as actual results may differ materially. (2) Estimated current replacement cost is calculated by utilizing the National Association of Home Builders’, or NABH, 2013 total construction cost and average property square foot to estimate average construction cost per square foot. This estimate, in addition to NAHB’s average finished lot cost, is applied to Silver Bay’s portfolio of single-family homes. SBY AVERAGE COST BASIS PER HOME $138K SBY ESTIMATED PORTFOLIO VALUE PER HOME $157K ESTIMATED CURRENT REPLACEMENT COST(2) ~$210K ESTIMATED 5-YEAR REPLACEMENT COST ASSUMES 2.5% INFLATION ~$237K

15 S T R AT E G Y A N D E X E C U T I O N

BUSINESS OBJECTIVES

OBJECTIVES:

- *Provide high quality rental homes with best-in-class customer service to create a long-term sustainable business*
- *Achieve attractive total return combining capital appreciation with rental cash flow yields*

ACQUISITIONS	RENOVATIONS	PROPERTY MANAGEMENT	ACHIEVE EFFICIENCIES
▪ Disciplined growth through rigorous asset selection ▪ Dedicated focus on properties exhibiting attractive total return profile ▪ Selection of high-quality homes in resident preferred locations	▪ High-quality up-front initial renovations to minimize future ongoing maintenance expenses ▪ Standardized fit and finish maximizes longevity and cost savings as well as resident satisfaction	▪ Rigorous resident screening process ensures quality residents with increased likelihood of long term tenancy ▪ Excellence in customer service to provide resident satisfaction and establish lasting relationships	▪ Expand operating platform and capture efficiencies of scale ▪ Establish brand as preferred manager within single-family rental community ▪ Leverage G&A, reduce per unit operating expenses and lower cost of capital

SILVERBAY Realty Trust Corp.
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17 CENTRALIZED PROCESSES WITH CORPORATE OVERSIGHT ACQUISITIONS  Develop and update underwriting model  Capital allocation  Oversee local market acquisition activity  Provide data analytics and evaluate portfolio sales RENOVATIONS AND TURNOVER  Define, review and approve project scope on an individual property basis SILVER BAY CORPORATE: VERTICALLY INTEGRATED PLATFORM LOCAL MARKET INFRASTRUCTURE PROPERTY MANAGEMENT  Regional monitoring of internal and third- party partners  Monthly performance assessments, development and implementation of operational initiatives and training MARKETING AND LEASING  Centralized marketing functions  Prospective resident scheduling  Application and lease processing for internal markets  Oversight of third-party partner activities as defined by Silver Bay standards REPAIRS AND MAINTENANCE  Implementation of service call center for internal markets in progress  Service call center designed to complete troubleshooting and dispatch service provider if needed  Centralized oversight of third- party R&M spend and approval of exception requests CORPORATE AND PROPERTY ACCOUNTING  Property accounting oversight  Corporate accounting consolidation, cash receipts, payables and real estate tax compliance  Centralized HOA administration for internal markets and oversight of third-party partners IT AND BUSINESS SYSTEMS  Fully integrated cloud based technology allows users to operate regionally in the field PROPERTY MANAGEMENT • Silver Bay Dedicated Teams • Ongoing on-site management • Leasing THIRD-PARTY PROPERTY MANAGEMENT  Local partners  Ongoing on-site management  Leasing PROJECT MANAGEMENT  Silver Bay Dedicated Teams  On-site renovations and project management ACQUISITIONS  Silver Bay Dedicated Teams  On-site diligence for acquisitions and closings

18 ACQUISITION STRATEGY AND ASSET SELECTION PROCESS Targeted MSA Evaluation Neighborhood Evaluation Rigorous Property Diligence and Assessment Renovation Assessment Comprehensive Rental and Resident Evaluation  Macroeconomic and demographic factors including population growth, unemployment and median income  Analyze a variety of local market trends  Supply of available assets at discount to replacement cost  Physical visits to properties − Comprehensive on-site assessment for broker and bulk sourced properties − Drive-by inspection for auction sourced properties  Review title  Vintage and location; price vs. estimated replacement costs  Property and home characteristics that are suitable for rental  Proximity to key employment centers and other properties in portfolio, ease of transportation and commute, school districts, and low crime neighborhoods, etc.  Renovation required vs. acquisition price  Focus on attractive risk-adjusted net rental yields and minimizing future maintenance  Assessment of rental rates and potential resident pool availability − Collaborative effort with local partners − Leverage public databases and exclusive relationships − Rental growth assumption not reflected in underwriting − Assumption to own property for indefinite period of time  Comprehensive initial renovation assumption  Annual repairs reflects full property life cycle  Estimates of time to stabilize and vacancy cost

SILVER BAY INTEGRATED BUSINESS SYSTEMS & DATA

ACQUISITIONS & PROJECT MANAGEMENT SYSTEM

- Custom cloud-based system managing acquisitions and projects (renovations/turns)
- Centralized monitoring on a real-time basis from mobile devices
- Fully secured between local markets and external partners
- Provides real-time reports at a property level across all markets and managers
- Oversight of acquisitions, project vendors, bids, timelines and expenses

PROPERTY MANAGEMENT SYSTEM

- Management of properties - stabilizing, move-ins/outs, turnovers, expenses/charges, etc.
- Integrated accounting automation
- Work Order Processing and Management
- Marketing
- Tenant Portal

CORPORATE ACCOUNTING SYSTEM

- Enterprise corporate accounting system
- All property management/accounting systems automatically feed into central corporate system
- Corporate GL and Fixed Asset Accounting



Corporate Accounting
MONTHLY
Property Management
Third-Party
DAILY
Property Management
Internal
DAILY
Integration Hub
(SQL Server Integration Services)
Data Staging / Integration
Data Validation / Cleansing
DAILY
Data Warehouse
(SQL Server Analysis Services)
Consolidated Data
Reporting / Analytics
Reporting & Analytics
Data Exports
DAILY
DAILY
On Demand
Acquisitions and Stabilization
AVM
(SAS)
Sharepoint other

OTHER BUSINESS SYSTEMS

- Document & Workflow Management System
- HR Systems
- Automated Valuation Modeling
- Enterprise Reporting and Business Intelligence
- Litigation Tracking Application
- Centralized Help Desk and Call Center

BUSINESS INTELLIGENCE AND REPORTING

- Full set of integrated data between all systems and business areas
- Self-service and ad hoc reporting capabilities
- Industry leading business intelligence and reporting technology platform

SILVERBAY Realty Trust Corp.
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20 OPERATIONAL PERFORMANCE REVIEW

2014 STRATEGIC INITIATIVES

- NOI[1] margin expansion will be a key driver of cash flow generation
  - Achieve revenue growth and reduce expenses through increased operational efficiency
  - 3.0-3.5% rent increase on a same property basis
  - Centralize certain property management functions, such as resident application processing and marketing
  - Centralized service call center
- Continued growth through disciplined acquisitions
  - Focused on unit growth primarily in Florida, Texas and Georgia
  - Continued portfolio growth will enable further scale efficiencies, leverage G&A and increase FFO[1]
  - Leverage extensive renovation and leasing experience gained since Silver Bay's inception
- Completion of a securitization transaction
  - Capital structure optimization
  - Substantial reduction in financing costs will benefit FFO[1]





(1) NOI, Estimated NAV and FFO are non-GAAP financial measures. Non-GAAP reconciliations of these measures are included in the appendix.

SILVERBAY Realty Trust Corp.

21

22 Q 1 - 2 0 1 4 O P E R A T I O N A L U P D A T E  Aggregate occupancy of 92%, a four percentage point improvement over the last quarter  Aggregate occupancy increased quarter-over-quarter in almost all markets  Increased number of leased properties by 327 homes, or 7%, driven by net increases in Columbus, Atlanta and Dallas  Stabilized occupancy of 95%, a two percentage point improvement over the last quarter 53% 65% 81% 88% 92% 0% 20% 40% 60% 80% 100% Q1 - 2013 Q2 - 2013 Q3 - 2013 Q4 - 2013 Q1 - 2014 AGGREGATE OCCUPANCY 92% 94% 95% 93% 95% 0% 20% 40% 60% 80% 100% Q1 - 2013 Q2 - 2013 Q3 - 2013 Q4 - 2013 Q1 - 2014 STABILIZED OCCUPANCY

Q1 - 2014 FINANCIAL SUMMARY

- First quarter of 2014 marked Silver Bay's fifth consecutive quarter of revenue and NOI(1) margin growth
  - Total revenue increased 9% quarter-over-quarter to $18.1 million
  - NOI(1) continued to outpace revenue, increasing 11% quarter-over-quarter to $9.2 million
- Reported FFO(1) of $2.1 million, or $0.05 per share, up from $1.5 million, or $0.04 per share in the prior quarter
- Property operating and maintenance expense decreased to $3.6 million
  - Property operating and maintenance as a percentage of total revenue improved quarter-over-quarter to 20% from 23% in the prior quarter
  - Favorable sequential quarter change was primarily related to expense control and to a lesser extent a higher base of revenue
- Property management expenses were $3.0 million
  - Property management as a percentage of total revenue improved quarter-over-quarter to 16% from 17%, primarily due to a higher base of revenue
- Declared first quarter 2014 dividend of $0.03 per common share, increasing from $0.01 in the fourth quarter of 2013

TOTAL REVENUE
($ IN MILLIONS)



$7.7
$10.7
$14.5
$16.7
$18.1
Q1 - 2013
Q2 - 2013
Q3 - 2013
Q4 - 2013
Q1 - 2014

NET OPERATING INCOME(1)
($ IN MILLIONS)



$2.1
$3.8
$5.6
$8.3
$9.2
Q1 - 2013
Q2 - 2013
Q3 - 2013
Q4 - 2013
Q1 - 2014

FUNDS FROM OPERATIONS(1)
($ IN MILLIONS)



$(2.6)
$(1.8)
$(0.6)
$1.5
$2.1
Q1 - 2013
Q2 - 2013
Q3 - 2013
Q4 - 2013
Q1 - 2014

(1) NOI, Estimated NAV and FFO are non-GAAP financial measures. Non-GAAP reconciliations of these measures are included in the appendix.

SILVERBAY Realty Trust Corp.
23

24 SILVER BAY POSITIONED TO DELIVER VALUE TO STOCKHOLDERS (1) NOI, Estimated NAV and FFO are non-GAAP financial measures. Non-GAAP reconciliations of these measures are included in the appendix.  Disciplined approach to acquisitions is paramount to delivering attractive total returns  Acquiring houses at a discount and with compelling rental yields  Portfolio of homes located in the most desirable demographic markets  Seasoned management team and institutional-grade infrastructure with a significant focus on technology to drive efficiencies STRONG INDUSTRY FUNDAMENTALS POSITIONED TO DELIVER ATTRACTIVE RETURNS  Large asset class with very small institutional presence  Macroeconomic and demographic trends support long-term industry outlook  Historically low net additions to housing stock with rising demand  Historical correlation between home price appreciation and rental growth  Current capacity for asset growth combined with gains in occupancy and NOI(1) margins to increase cash flow  Potential reduction in financing costs and capital structure optimization to increase ROEs  Commitment to increasing cash distributions to stockholders  Compelling valuation based on Estimated NAV(1) of $20.35 per share SILVER BAY COMPETITIVE ADVANTAGE

25 A P P E N D I X

CURRENT HOUSING MARKET ENVIRONMENT

MSA HOME PRICE APPRECIATION ("HPA")[1]
Source: CoreLogic as of March 2014

MARKET	HPA (Peak to Trough)[2]	HPA (Peak to Current)	HPA (Prior 12 months)	HPA (Prior 3 months)
Phoenix, AZ	-53%	-31%	11%	1%
Tucson, AZ	-43%	-32%	8%	1%
Northern CA[3]	-60%	-40%	28%	5%
Southern CA[4]	-53%	-33%	21%	3%
Jacksonville, FL	-41%	-32%	6%	-2%
Orlando, FL	-55%	-39%	13%	2%
Southeast FL[5]	-53%	-39%	12%	0%
Tampa, FL	-48%	-37%	8%	0%
Atlanta, GA	-34%	-14%	14%	0%
Charlotte, NC	-17%	1%	8%	2%
Las Vegas, NV	-60%	-41%	16%	1%
Columbus, OH	-19%	-9%	10%	2%
Dallas, TX	-14%	5%	11%	4%
Houston, TX	-13%	9%	14%	4%
NATIONAL	**-33%**	**-16%**	**11%**	**2%**

- Continued momentum in the housing recovery
  - Declines in delinquencies
  - Steady improvements in foreclosure and shadow inventories
  - Reduction in negative homeowner equity
- Housing price appreciation, increases in mortgage rates and relatively weak income growth have contributed to a moderating pace of existing and new home sales volumes
- Decline in available supply, positive demographic factors and increasing costs of new home construction point to continuing positive trends for future HPA and rental demand
  - Factors that bode well for Silver Bay's investment thesis and the demand for single-family rental homes

(1) "MSA" means Metropolitan Statistical Areas, which is generally defined as one or more adjacent counties or county equivalents that have at least one urban core area of at least a 50,000-person population, plus adjacent territory that has a high degree of social and economic integration with the core as measured by commuting ties.
(2) Peak refers to highest historical home prices in a particular market prior to the start of the housing recovery. Trough refers to lowest home prices in a particular market since the peak.
(3) MSA used for Northern California is Vallejo-Fairfield, which most closely approximates the geographic area in which we purchase homes in Northern California. This MSA is comprised of Solano County and the most populous cities in the MSA are Vallejo, Fairfield, Vacaville, Suisun and Benicia.
(4) MSA used for Southern California is Riverside-San Bernardino-Ontario. This MSA is comprised of Riverside and San Bernardino Counties and the most populous cities in the MSA are Riverside, San Bernardino, Fontana and Moreno.
(5) MSA used for Southeast FL is Fort Lauderdale-Pompano Beach-Deerfield Beach, FL.

SILVERBAY Realty Trust Corp.
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PORTFOLIO OF SINGLE-FAMILY PROPERTIES

As of March 31, 2014

MARKET	NUMBER OF PROPERTIES[1]	AGGREGATE COST BASIS[2] (THOUSANDS)	AVERAGE COST BASIS PER PROPERTY (THOUSANDS)	AVERAGE AGE[3] (IN YEARS)	AVERAGE SQUARE FOOTAGE
Phoenix	1,424	$ 199,382	$ 140	25.2	1,636
Atlanta	1,012	126,111	125	17.9	2,011
Tampa	926	131,878	142	24.5	1,655
Northern CA[4]	384	72,067	188	45.4	1,401
Las Vegas	290	40,924	141	17.7	1,719
Columbus	284	31,402	111	36.7	1,417
Dallas	259	32,885	127	21.4	1,654
Orlando	231	34,731	150	25.9	1,658
Tucson	209	17,156	82	41.0	1,330
Southeast FL[4]	189	38,102	202	36.3	1,636
Southern CA[4]	156	23,521	151	44.0	1,346
Jacksonville	152	19,479	128	30.3	1,552
Charlotte	130	17,041	131	12.8	1,980
Houston	102	11,202	110	30.7	1,685
Totals	**5,748**	**$ 795,881**	**$ 138**	**26.6**	**1,672**

(1) Total properties exclude properties held for sale by the Company's taxable REIT subsidiary and any properties acquired in previous periods in sales that have been subsequently rescinded or vacated.
(2) Aggregate cost includes all capitalized costs, determined in accordance with U.S. generally accepted accounting principles, incurred through March 31, 2014 for the acquisition, stabilization, and significant post-stabilization renovation of properties, including land, building, possession costs and renovation costs. Aggregate cost includes $3.6 million in capital improvements, incurred from our formation through March 31, 2014, to properties that had been previously renovated, but does not include accumulated depreciation.
(3) As of March 31, 2014, approximately 14% of the properties in the combined portfolio were less than 10 years old, 29% were between 10 and 20 years old, 18% were between 20 and 30 years old, 18% were between 30 and 40 years old, 9% were between 40 and 50 years old, and 12% were more than 50 years old.
(4) Northern California market currently consists of Contra Costa, Napa and Solano counties. Southeast Florida market currently consists of Miami-Dade, Broward and Palm Beach counties. Southern California market currently consists of Riverside and San Bernardino counties.

SILVERBAY Realty Trust Corp.

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28 MARKET NUMBER OF PROPERTIES NUMBER OF STABILIZED PROPERTIES PROPERTIES LEASED PROPERTIES VACANT AGGREGATE PORTFOLIO OCCUPANCY RATE STABILIZED OCCUPANCY RATE AVERAGE MONTHLY RENT(1) Phoenix 1,424 1,424 1,362 62 95.6% 95.6% $ 1,032 Atlanta 1,012 989 894 118 88.3% 90.4% 1,164 Tampa 926 924 895 31 96.7% 96.9% 1,217 Northern CA 384 384 376 8 97.9% 97.9% 1,478 Las Vegas 290 290 284 6 97.9% 97.9% 1,150 Columbus 284 269 214 70 75.4% 79.6% 1,029 Dallas 259 227 224 35 86.5% 98.7% 1,257 Orlando 231 213 209 22 90.5% 98.1% 1,240 Tucson 209 208 204 5 97.6% 98.1% 834 Southeast FL 189 147 144 45 76.2% 98.0% 1,742 Southern CA 156 155 149 7 95.5% 96.1% 1,147 Jacksonville 152 133 129 23 84.9% 97.0% 1,090 Charlotte 130 127 117 13 90.0% 92.1% 1,156 Houston 102 100 99 3 97.1% 99.0% 1,192 Totals 5,748 5,590 5,300 448 92.2% 94.8% $ 1,163 PORTFOLIO SUMMARY OF LEASING STATUS OF PROPERTIES As of March 31, 2014 (1) Average monthly rent for leased properties was calculated as the average of the contracted monthly rent for all leased properties as of March 31, 2014 and reflects rent concessions amortized over the life of the related lease.

29 ESTIMATED PORTFOLIO AND ESTIMATED NET ASSET VALUE Estimated Portfolio Value and Estimated NAV are non-GAAP financial measures. Silver Bay provides the Estimated Portfolio Value and Estimated NAV and believes such metrics are useful as additional tools for investors seeking to value the Company. These metrics should be considered along with other available information in valuing and assessing Silver Bay, including the Company’s GAAP financial measures or other cash flow or yield metrics and should not be viewed as a substitute for book value, net investments in real estate, equity, net income or cash flows from operations prepared in accordance with GAAP, or as a measure of the Company’s profitability or liquidity. A description of the Company’s AVM along with certain assumptions and limitations related to its AVM and its calculations of Estimated Portfolio Value and Estimated NAV can be found on the Company’s website at www.silverbayrealtytrustcorp.com in the Investor Relations section under the non-GAAP Reconciliations link. The following is a reconciliation of the Company’s investments in real estate to Estimate Portfolio Value and book value to Estimated NAV: (1) Per share amounts are based upon common shares outstanding of 38,458,865 as of March 31, 2014. (2) Difference between AVM derived value of the Company’s portfolio of properties of $906,603, which assumes all properties are fully renovated, and net investments in real estate. (3) Estimated renovation reserve is calculated on properties in the portfolio that are not currently stabilized and for which the initial renovation has not been completed. (4) Book value as defined by U.S. generally accepted accounting principles and represents total assets less total liabilities and less preferred stock in mezzanine or total equity. (AMOUNTS IN THOUSANDS OTHER THAN SHARE DATA) MARCH 31, 2014 AMOUNT PER SHARE(1) Investments in real estate, gross $ 795,881 $ 20.69 Accumulated depreciation (24,649) (0.64) Investments in real estate, net 771,232 20.05 Add: Increase in estimated fair market value of investments in real estate(2) 135,371 3.52 Less: Estimated Renovation Reserve(3) (2,614) (0.07) Estimated Portfolio Value $ 903,989 $ 23.50 Book value(4) $ 650,096 $ 16.90 Less: Investments in real estate, net (771,232) (20.05) Add: Estimated Portfolio Value 903,989 23.50 Estimated Net Asset Value $ 782,853 $ 20.35

NET OPERATING INCOME

Net operating income, or NOI, is a non-GAAP financial measure defined by the Company as total revenue less property operating and maintenance, real estate taxes, homeowners' association fees, property management expenses, and certain other non-recurring, non-cash or unrelated non-operating expenses. NOI excludes depreciation and amortization, advisory management fees, general and administrative expenses, interest expense, and other expenses. Additionally, NOI excludes the 5% property management fee because it more closely represents additional advisory management fee, non-cash share based property management stock compensation, expensed acquisition fees and costs, and certain other non-recurring costs.

The Company considers NOI to be a meaningful financial measure, when considered with the financial statements determined in accordance with U.S. generally accepted accounting principles. The Company believes NOI is helpful to investors in understanding the core performance of the real estate operations of the Company.

The following is a reconciliation of the Company's NOI to net loss as determined in accordance with GAAP:

(AMOUNTS IN THOUSANDS)	THREE MONTHS ENDED MARCH 31, 2014		THREE MONTHS ENDED DECEMBER 31, 2013	
Net loss		$ (4,365)		$ (5,060)
Depreciation and amortization		6,145		6,174
Advisory management fee - affiliates		2,201		2,179
General and administrative		2,053		2,110
Interest expense		2,327		1,764
Other		411		594
Property operating and maintenance add back:				
Market ready costs prior to initial lease		89		-
Property management add backs:				
5% property management fee	$ 111		$ 116	
Acquisition fees and costs expensed	60		130	
Non-recurring system implementation costs	124		278	
Other	67		7	
Total property management add backs		362		531
Net operating income		$ 9,223		$ 8,292
Net operating income as a percentage of total revenue		50.9%		49.6%

SILVERBAY Realty Trust Corp.

30

31 F U N D S F R O M O P E R A T I O N S Funds From Operations, or FFO, is a non-GAAP financial measure that the Company believes, when considered with the financial statements determined in accordance with GAAP, is helpful to investors in understanding the Company’s performance because it captures features particular to real estate performance by recognizing that real estate generally appreciates over time or maintains residual value to a much greater extent than do other depreciable assets. The National Association of Real Estate Investment Trusts, or NAREIT, defines FFO as net income (loss), computed in accordance with GAAP, excluding gains (losses) from sales of, and impairment losses recognized with respect to, depreciable property, plus depreciation and amortization, and after adjustments for unconsolidated partnerships and joint ventures. Adjustments for unconsolidated partnerships and joint ventures are calculated on the same basis to determine FFO. The Company calculates FFO attributable to common stockholders (diluted) by subtracting, if dilutive, redemption or repurchase related preferred stock issuance costs and dividends on preferred stock and adding back dividends/distributions on dilutive preferred securities and premiums or discounts on preferred stock redemptions or repurchases. FFO should not be considered an alternative to net income (loss) or net cash flows from operating activities, as determined in accordance with GAAP, as indications of the Company’s performance or as measures of liquidity. This non-GAAP measure is not necessarily indicative of cash available to fund future cash needs. In addition, although the Company uses this non-GAAP measure for comparability in assessing its performance against other REITs, not all REITs compute the same non-GAAP measure. The following is a reconciliation of the Company’s net loss attributable to common stockholders as determined in accordance with GAAP and its calculation of FFO: (AMOUNTS IN THOUSANDS OTHER THAN SHARE DATA) THREE MONTHS ENDED MARCH 31, 2014 THREE MONTHS ENDED DECEMBER 31, 2013 Net loss attributable to common stockholders $ (4,390) $ (5,082) Noncontrolling interests - Operating Partnership - (3) Preferred distributions 25 25 Depreciation and amortization 6,145 6,174 Other 295 345 Funds from operations $ 2,075 $ 1,459 Basic and diluted weighted average common shares outstanding 38,542,728 38,705,311 FFO per common share – basic and diluted $ 0.05 $ 0.04

601 CARLSON PARKWAY | SUITE 250 | MINNETONKA | MN | 55305 P: 952.358.4400 | E: INVES TO RS@ SILVERBAYMGMT.C OM